EXHIBIT 99.2 [Alcoa logo] 3rd Quarter 2006 Analyst Conference October 10, 2006

Today’s discussion may include “forward-looking statements”
within the meaning of the Private Securities Litigation Reform
Act of 1995.  Such statements relate to future events and
expectations and involve known and unknown risks and
uncertainties.  Alcoa’s actual results or actions may differ materially from those projected in the forward-looking
statements.  For a summary of the specific risk factors that could cause results to differ materially from those expressed in the forward-looking statements, please refer to Alcoa’s Form 10-K for the year ended December 31, 2005 and Forms 10-Q for the
quarters ended March 31, 2006 and June 30, 2006 filed with the
Securities and Exchange Commission.
Forward-Looking Statements

[Alcoa logo] Alain J. P. Belda Chairman and Chief Executive Officer

3   Quarter and YTD 2006
Financial Highlights
Income from continuing operations
of $1.9b
or $2.17 per share YTD and $540m or $0.62
per share for the quarter
YTD revenues
of $22.54b and $7.63b for the
quarter
YTD cash from operations
of $1.23b and
$748m for the quarter which includes a
discretionary pension contribution of $200m
Debt to cap
was 32.8%
YTD annualized ROC
of 14.3%
well in
excess of cost of capital
rd

12%
10%
8%
6%
7.8%
8.3%
8.3%
8.3%
9.7%
11.2%
12.2%
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06

15%
10%
5%
8.5%
9.2%
9.3%
9.5%
11.2%
12.8%
14.1%
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06

$1,200
$1,000
$800
$600
$400
$200
$0
$-200
$-400
1Q05
(239)
383
2Q05
493
3Q05
1Q06
(212)
698
2Q06
748
3Q06

5 Bloomberg ROC Trailing 12 Months Including Growth Capex Bloomberg ROC Trailing 12 Months Excluding Growth Capex Cash from Operations Strong Performance Trends

Safety  - Year to Date
Lost Work Days
Total Recordables
48%
Zero Incident Locations
52%
85%
15%
317
57
0
50
100
150
200
250
300
350
No LWD LWD
# of
Locations
178
196
0
50
100
150
200
250
300
350
No TRR TRR
# of
Locations

Operational Excellence,
Innovation and New Products
Achieved production records for five refineries
and the AWA system as a whole
Achieved production and shipments records at
the Russian mills
Developed and validated Bauxite Residue
Neutralization
Continued work on defense industry products

Growth, Sustainable Development
and Portfolio Management
– Received formal environmental approval by the Western Australian government to proceed with the Wagerup refinery expansion
project
– Secured five-year power supply that will allow us to operate two-
thirds of the Intalco smelter’s capacity
– Chosen for the fifth time as component of Dow Jones Sustainability
Index based on Alcoa’s economic, environmental and social
performance
– Signed definitive agreement to sell Alcoa Home Exteriors
– Continuing to evaluate alternative structures and options for our soft alloy extrusion assets

$/MT
$175
$165
$155
$145
$135
$125
$115
$105
$95
$85
$75
$65
$55
$45
$35
$25
Sep 03
Dec 03
Mar 04
Jun 04
Sep 04
Dec 04
Mar 05
Jun 05
Sep 05
Dec 05
Mar 06
Jun 06
Sep 06
Prompt Midwest $/mt
Duty Paid Europe
CIF Japan

9 Global Environment Premiums Continue to Strengthen Source: Platts

Reported Stocks as Days Global Consumption
& LME 3 Month Monthly Average
August 2006
Reported Stocks: Comex, IAI, Japan Port, LME, & SME
Days of Consumption
91
84
77
70
63
56
49
42
35
28
21
14
7
0
$3,000
$2,800
$2,600
$2,400
$2,200
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
LME Price / MT ($)
Aug-95
Feb-96
Aug-96
Feb-97
Aug-97
Feb-98
Aug-98
Feb-99
Aug-99
Feb-00
Aug-00
Feb-01
Aug-01
Feb-02
Aug-02
Feb-03
Aug-03
Feb-04
Aug-04
Feb-05
Aug-05
Feb-06
Aug-06
Reported Stocks
Days of Consumption
LME 3 M Price

10 Source: IAI, Reuters and LME Global Environment Days of Consumption

$3,000
$2,800
$2,600
$2,400
$2,200
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$/MT
Sept 81
Sept 82
Sept 83
Sept 84
Sept 85
Sept 86
Sept 87
Sept 88
Sept 89
Sept 90
Sept 91
Sept 92
Sept 93
Sept 94
Sept 95
Sept 96
Sept 97
Sept 98
Sept 99
Sept 00
Sept 01
Sept 02
Sept 03
Sept 04
Sept 05
Sept 06

11 LME 3-Month Price Remains Strong

12 [Alcoa logo] Joseph Muscari Executive Vice President Chief Financial Officer

Income from continuing operations of $540
million  ($0.62 per share)
Revenues of $7.63 billion
Cash from operations of $748m which includes
a discretionary pension contribution of $200m
Capital expenditures were $737 million
Debt-to-cap in target range at 32.8%
Trailing four quarters ROC of 12.2%;  ROC
excluding growth investments of 14.1%
3  Quarter 2006 Financial Overview
rd

3  Quarter 2006 Financial Review
In Millions 2Q'06 3Q'06 Change
Sales $7,797 $7,631 ($166)
Cost of Goods Sold $5,827 $6,015 $188
   % of Sales 74.7% 78.8% 4.1 pts.
SG&A $354 $326 ($28)
   % of Sales 4.5% 4.3% (0.2) pts.
Restructuring and Other Charges ($9) ($3) $6
Interest Expense $98 $101 $3
Other Income, Net (Income) ($61) ($48) $13
Effective Tax Rate 28.1% 24.7% (3.4) pts.
Minority Interests $124 $109 ($15)
GAAP Net Income
$744 $537 ($207)
(Loss) Income from Discontinued Operations
($5) ($3) $2
Cumulative effect of Accounting Change
$0 $0 $0
GAAP Income From Continuing Operations
$749 $540 ($209)
rd

2Q06
Price
Seasonality
Mill Outage
Input Costs
Taxes
Other
3Q06

15 3 Quarter vs. 2 Quarter Bridge Income from Continuing Operations ($) millions rd nd 749 26 540 3 39 24 32 137 $300 $550 $800

3
rd
Quarter 2006 Financial Review
In Millions 3Q'05 3Q'06 Change
Sales $6,401 $7,631 $1,230
Cost of Goods Sold $5,263 $6,015 $752
   % of Sales 82.2% 78.8% (3.4) pts.
SG&A $304 $326 $22
   % of Sales 4.7% 4.3% (0.4) pts.
Restructuring and Other Charges $7 ($3) ($10)
Interest Expense $96 $101 $5
Other Income, Net (Income) ($92) ($48) $44
Effective Tax Rate 24.1% 24.7% 0.6 pts.
Minority Interests $59 $109 $50
GAAP Net Income
$289 $537 $248
(Loss) Income from Discontinued Operations
$4 ($3) ($7)
Cumulative effect of Accounting Change
$0 $0 $0
GAAP Income From Continuing Operations
$285 $540 $255

YTD 2005 ATOI
Alumina
Primary Metals
Flat-Rolled Products
Engineered Solutions
Extruded & End Products
Packaging & Consumer
YTD 2006 ATOI

17 YTD 2005 vs. YTD 2006 ATOI Bridge ($) millions Segment ATOI 1,587 292 700 33 102 16 2,624 8 $1,250 $1,500 $1,750 $2,000 $2,250 $2,500 $2,750

$ Millions
Days
$5,000
$4,500
$4,000
$3,500
$3,000
60
59
58
57
56
55
54
53
52
51
50
59.1
59.2
59.3
51.8
55.9
56.6
58.9
4,008
4,246
4,125
3,682
4,416
4,851
4,887
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
Working Capital-QTD
Days Working Capital-QTD

$ Millions
$800
$700
$600
$500
$400
$300
$200
$100
0
100%
80%
60%
40%
347
487
542
762
592
729
737
50%
65%
60%
92%
72%
82%
57%
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
Growth Projects
Non-Growth Projects
Non-Growth Capex/Depreciation

$ Millions
$8,000
$7,500
$7,000
$6,500
$6,000
$5,500
$5,000
34%
33%
32%
31%
30%
7,276
6,922
6,865
6,549
7,327
7,479
7,934
33.3%
32.2%
31.5%
30.8%
32.4%
32.0%
32.8%
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
Debt
Debt/Cap

$ Millions
$1,200
$1,000
$800
$600
$400
$200
$0
$-200
$-400
(239)
383
493
1,038
(212)
698
748
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06

18 Working Capital / DWC Capex Debt to Capital Cash from Operations 3 rd Quarter 2006 Cash Flow Review

$ Millions
1,200
1,000
800
600
400
200
0
10,000
7,500
5,000
2,500
0
1Q03
2Q03
3Q03
4Q03
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
ATOI
Revenue

14%
12%
10%
8%
6%
4%
2%
0%
4Q03
4Q04
4Q05
1Q06
2Q06
3Q06

*Trailing twelve months

19 Bloomberg ROC* Segment ATOI and Revenue Strong Performance Trends

Alumina
3Q vs 3Q 3Q vs 2Q 3Q’06
74% (3%) 271 ATOI ($MM)
38% 3% 733 3
rd
Party Sales ($MM)
5% 4% 3,890 Production (kmt)
9% 5% 2,205 3   Party Shipmts (kmt)
3   Quarter Highlights
Increased shipments and quarterly
production record for the entire
system
Energy cost inflation
Customer contract mix
3   Quarter Dynamics
4   Quarter Outlook
ATOI Performance
Continued productivity gains
Pinjarra expansion at 90% by end
of year
Price based on 60 day lag (monthly
basis)
$100
$120
$140
$160
$180
$200
$220
$240
$260
$280
$300
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06
$800
$900
$1,000
$1,100
$1,200
$1,300
$1,400
ATOI Total Revenue
rd
rd
th
rd

Primary Metals
3
rd
Quarter Highlights 3
rd
Quarter Dynamics
4
th
Quarter Outlook ATOI Performance
Lower LME price
Increased direct material costs
Unfavorable currency
Approximate 2% production
increase expected
LME linked costs will decrease
Average Sept cash LME = $2,472/MT
3Q vs 3Q 3Q vs 2Q 3Q’06
106% (29%) 346 ATOI ($MM)
23% (7%) 1,476 3
rd
Party Sales ($MM)
(1%) 1% 895 Production (kmt)
33% (4%) $2,620 3
rd
Party Price ($/MT)
(9%) 5% 535 3
rd
Party Shipmts (kmt)
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
$500
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06
$1,500
$1,700
$1,900
$2,100
$2,300
$2,500
$2,700
$2,900
$3,100
$3,300
$3,500
ATOI Total Revenue

Flat-Rolled Products
Can Sheet
Aerospace
Automotive
Building &
Construction
Distribution
Industrial
3
rd
Quarter Highlights 3
rd
Quarter Dynamics
4
th
Quarter Outlook
ATOI Performance
Kitts Greens production fully
restored
Aerospace demand to remain
strong
Some weakness in common alloy
as distributors adjust year-end
inventories
Mill outages - Kitts Green facility the
most significant
Seasonal impact of customer
shutdowns and European holiday
Higher costs for raw materials and
energy
3Q vs 3Q 3Q vs 2Q 3Q’06
(41%) (39%) 48 ATOI ($MM)
26% - 2,115 Revenue ($MM)
$0
$20
$40
$60
$80
$100
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06
$1,500
$1,600
$1,700
$1,800
$1,900
$2,000
$2,100
$2,200
ATOI Third Party Revenue

Engineered Solutions
(2) (6) (3) Other
100
97
9
2Q06
Total
Investment Castings,
Forgings,  Fasteners
AFL, Auto Castings and
Structures
34
49
(12)
3Q05
75
86
(9)
3Q06
ATOI ($MM) 3
rd
Quarter Dynamics
4
th
Quarter Outlook
AFL, Auto Castings & Structures
Seasonal declines and North America
automotive production curtailment
Investment Castings, Forgings,
Fasteners
Aerospace and commercial
transportation markets remained strong
European summer slow downs
Weakness in North American
automotive market continues
Aerospace market continues to be
strong although we will see some
supply chain inventory adjustments
$0
$20
$40
$60
$80
$100
$120
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06
$800
$900
$1,000
$1,100
$1,200
$1,300
$1,400
$1,500
ATOI Third Party Revenue

Extruded & End Products
(2) (1) (3)
Alcoa Custom
Extruded Solutions
and Other
3Q06 2Q06 3Q05
16 17 16 Total
18 18 19
Global Engineered
Products, Building &
Construction Systems
and Russia
Commercial
Vehicle
Aerospace
Automotive
Building &
Construction
Distribution
Industrial
ATOI ($MM)
4
th
Quarter Outlook
Improved mix in hard alloy
aerospace and building &
construction
Seasonal volume decline
Seasonal decline in building and
construction
Volume declines expected in
extrusions due to lower automotive
demand
3
rd
Quarter Dynamics
-$5
$0
$5
$10
$15
$20
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06
$800
$900
$1,000
$1,100
$1,200
ATOI Third Party Revenue

Packaging & Consumer
(2) (2) (1) Other
37
(1)
40
2Q06
Total
Reynolds Food
Packaging and
Flexible Packaging
Closure Systems and
Consumer Products
28
1
28
3Q05
24
(4)
30
3Q06
ATOI ($MM) 3
rd
Quarter Dynamics
4
th
Quarter Outlook
Normal seasonal volume decreases
Cost inflation in resin
Positive lagged effect of passing
through material price increases
from Q3
Normal seasonal decrease in
Closures
Seasonal increase in Consumer
Consumer
Products
Closures
Flexible
Packaging
Reynolds Food
Packaging
$0
$20
$40
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06
$500
$600
$700
$800
$900
ATOI Third Party Revenue

4
th
Quarter 2006 Outlook Summary
Strong end markets with the exception of
N.A. automotive and housing construction
Strong market fundamentals continue
Strong and improving ROC trend
Energy costs remain a challenge; however,
LME linked costs will decrease
Strong cash generation

27 Bloomberg ROC Trailing 12 Months Including Growth Capex Bloomberg ROC Trailing 12 Months Excluding Growth Capex Cash from Operations Strong Performance Trends

28 For Additional Information, Contact: Tony Thene Director, Investor Relations Alcoa 390 Park Avenue New York, N.Y. 10022-4608 Telephone: (212) 836-2674 Facsimile: (212) 836-2813 www.alcoa.com

[Alcoa logo]

[Alcoa logo] Appendix

3
rd
Quarter 2006 Cash Flow Review
$ In Millions 3Q'05 3Q'06
Net Income $289 $537
DD&A 320 325
Change in Working Capital 233 66
Other Adjustments (31) 62
Pension Contributions (318) (242)
Cash From Operating Activities 493 748
Dividends to Shareholders (131) (131)
Change in Debt (60) 334
Other Financing Activities 8 (130)
Cash From Financing Activities (183) 73
Capital Expenditures (542) (737)
Acquisitions 0 0
Other Investing Activities 298 17
Cash From Investing Activities ($244) ($720)

Reconciliation of Return on Capital
Return on Capital (ROC) is presented based on Bloomberg Methodology which calculates ROC based on trailing four quarters.
3Q'06 2Q'06 1Q'06 4Q'05 3Q'05
2006 YTD Bloomberg 3Q'06 Bloomberg 2Q'06 Bloomberg 1Q'06 Bloomberg 2005 YTD Bloomberg
In Millions Annlzd Method Annlzd Method Annlzd Method Annlzd Method Annlzd Method
Net Income $2,519 $2,113 $2,148 $1,865 $2,976 1,581 $2,432 $1,233 $1,345 $1,277
Minority Interest $451 $418 $436 $368 $496 304 $420 $259 $239 $227
Interest Expense (After-tax)
$283 $272 $304 $268 $282 $274 $264 $261 $269 $263
Numerator (Sum Total)
$3,253 $2,803 $2,888 $2,501 $3,754 $2,159 $3,116 $1,753 $1,853 $1,767
Average Balances
Short-term borrowings $371 $356 $401 $309 $366 $350 $335 $283 $269 $154
Short-term debt $457 $451 $459 $55 $63 $53 $59 $58 $52 $272
Commercial paper $1,553 $1,678 $2,046 $1,501 $1,785 $1,652 $1,292 $771 $896 $946
Long-term debt $4,863 $4,916 $4,802 $5,335 $5,192 $5,246 $5,253 $5,312 $5,366 $5,382
Preferred Stock $55 $55 $55 $55 $55 $55 $55 $55 $55 $55
Minority interests $1,447 $1,416 $1,502 $1,340 $1,432 $1,280 $1,378 $1,391 $1,359 $1,332
Common equity $13,984 $14,120 $14,508 $13,834 $14,120 $13,611 $13,596 $13,282 $13,418 $13,045
Denominator (Sum Total)
$22,730 $22,992 $23,773 $22,429 $23,013 $22,247 $21,968 $21,152 $21,415 $21,186
Return on Capital 14.3% 12.2% 12.1% 11.2% 16.3% 9.7% 14.2% 8.3% 8.7% 8.3%

Reconciliation of Adjusted Return on Capital
Return on capital, excluding growth investments is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because it provides greater insight with respect to the underlying operating performance of the company’s productive assets.  The company has significant growth investments underway in its upstream and downstream businesses, as previously noted, with expected completion dates over the next several years.  As these investments generally require a period of time before they are productive, management believes that a return on capital measure excluding these growth investments is more representative of current operating performance.
3Q'06 2Q'06 1Q'06 4Q'05 3Q'05
2006 YTD Bloomberg 3Q'06 Bloomberg 2Q'06 Bloomberg 1Q'06 Bloomberg Bloomberg
In Millions
Annlzd Method Annlzd Method Annlzd Method Annlzd Method Method
Numerator (Sum Total) $3,253 $2,803 $2,888 $2,501 $3,754 $2,159 $3,116 $1,753 $1,767
Russia & Bohai Net Loss ($76) ($85) ($52) ($78) ($88) ($86) ($110) ($71) ($48)
Adjusted Net Income
$3,329 $2,888 $2,940 $2,579 $3,842 $2,245 $3,226 $1,824 $1,815
Average Balances
Denominator (Sum Total) $22,730 $22,992 $23,773 $22,429 $23,013 $22,247 $21,968 $21,152 $21,186
Capital Projects in Progress,
Russia & Bohai Capital Base $3,308 $2,540 $3,801 $2,330 $3,220 $2,139 $2,892 $1,981 $1,736
Adjusted Capital Base $19,422 $20,452 $19,972 $20,099 $19,793 $20,108 $19,076 $19,171 $19,450
Return on Capital Excluding
Growth Investments
17.1% 14.1% 14.7% 12.8% 19.4% 11.2% 16.9% 9.5% 9.3%

Days of Working Capital Definition
Days Working Capital
(in Millions)
3Q '05 4Q '05 3Q '06
Receivables from customers, less allowances $2,997 $2,860 $3,523
Add: Inventories $3,453 $3,392 $4,064
Less: Accounts payable, trade $2,325 $2,570 $2,700
Working Capital $4,125 $3,682 $4,887
Sales $6,401 $6,536 $7,631
Days of Working Capital* 59.3 d 51.8 d 58.9 d
*Days Working Capital = Working Capital divided by (Sales/number of days in the quarter)
Quarter ended

Reconciliation of ATOI to Net Income
$  537 $  744 $  608 $1,233 $  224 $  289 $  460 $  260 Consolidated net income
(7) 51 50 161 (62) 20 261 (58) Other (1)
(3) (5) (6) (22) 13 4 (30) (9) Discontinued operations
2  6   (1) (197) (18) (5) (144) (30) Restructuring and other charges
(64) (82) (89) (312) (88) (82) (73) (69) Corporate expense
(109) (124) (105) (259) (80) (59) (60) (60) Minority interests
(66) (63) (60) (220) (51) (62) (56) (51) Interest expense
23 10 11 42 14 12 9 7 Interest income
(19) (49) (36) (99) (56) (22) (2) (19) Impact of LIFO (1)
Unallocated amounts (net of tax):
$  780 $1,000 $  844 $2,139 $  552 $  483 $  555 $  549 Total ATOI
3Q06 2Q06 1Q06 2005 4Q05 3Q05 2Q05 1Q05
Reconciliation of ATOI to consolidated net
income:
(1) Certain amounts have been reclassified to Other so that this line reflects only the impact of LIFO.
Prior periods’ financial information has been reclassified to reflect the movement of the Hawesville, KY automotive casting facility and the home exteriors business to discontinued operations in 2006.